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                                                                       EXHIBIT 1


                                21,787,400 SHARES

                        SPANISH BROADCASTING SYSTEM, INC.

                              CLASS A COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                                October 27, 1999

LEHMAN BROTHERS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
As Representatives of the several
 Underwriters named in Schedule 1,
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Dear Sirs:

         Subject to the conditions hereinafter stated, Spanish Broadcasting System, Inc., a Delaware corporation (the "Company"), and certain stockholders of the Company named in Schedule 2 hereto (the "Selling Stockholders") propose to sell an aggregate of 21,787,400 shares (the "Firm Stock") of the Company's Class A Common Stock, par value $.0001 per share (the "Common Stock") to the several Underwriters named in Schedule 1 hereto (collectively, the "Underwriters") for whom Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated shall act as representatives (collectively, the "Representatives"). Of the 21,787,400 shares of the Firm Stock, 17,500,000 are being sold by the Company and 4,287,400 by the Selling Stockholders. In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 3,268,110 shares of the Common Stock on the terms and for the purposes set forth in Section 3 (the "Option Stock"). The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the "Stock." This is to confirm the agreement concerning the purchase of the Stock from the Company and the Selling Stockholders by the Underwriters.

         It is further understood that 1,300,000 shares of the Firm Stock (the "Directed Stock") will initially be reserved by the several Underwriters for offer and sale, upon the terms and conditions set forth in the Prospectus and in accordance with the rules and regulations of the National Association of Securities Dealers, Inc. (the "Directed Stock Program"), to employees and persons having business relationships with the Company and its subsidiaries (collectively, "Participants") who have heretofore delivered to the Representatives offers or indications of interest to purchase shares of Directed Stock in form reasonably satisfactory to the Representatives, and that any allocation of such Directed Stock among such persons will be made in accordance with timely directions received by the Representatives from the Company; provided, that under no circumstances will the Representatives or any Underwriter be liable to the Company or to any such person for any action taken or omitted in good faith in connection with such offering to any Participant. It is further understood that any shares of Directed Stock which are not purchased by Participants will be offered by the Underwriters to the public upon the terms and conditions set forth in the Prospectus.

         Section 1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:
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              (a) A registration statement on Form S-1 with respect to the Stock has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act, and (iii) become effective under the Securities Act (other than any Rule 462 Registration Statement to be filed after the execution of this Agreement which will become effective no later than the day after the execution of this Agreement). Copies of such registration statement and each of the amendments thereto have been delivered by the Company to you. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, including all material incorporated by reference therein, as amended at the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed to be a part of the registration statement as of the Effective Time pursuant to Rule 430A of the Rules and Regulations; and "Prospectus" means the prospectus in the form first used to confirm sales of Stock. If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

              (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

              (c) The Company and each of its subsidiaries (as defined in Section 17) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the general affairs, management, consolidated financial position, stockholders' equity or results of operation of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). The Company and each of its subsidiaries have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries of the Company other than Alarcon Holdings, Inc., SBS of Greater New York, Inc., Spanish Broadcasting System of Florida, Inc., Spanish Broadcasting System of Greater Miami, Inc., Spanish Broadcasting System, Inc., (a New Jersey corporation), Spanish Broadcasting System of Illinois, Inc. and Spanish Broadcasting System of San Antonio, Inc. is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations.


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              (d) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims and none of such shares of capital stock was issued in violation of preemptive or other similar rights arising by operation of law, under the charter and by-laws of the Company or under any agreement to which the Company or any subsidiary is a party or otherwise.

              (e) The shares of the Stock to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable; and the Stock and the Common Stock will conform to the descriptions thereof contained in the Prospectus.

              (f) This Agreement has been duly authorized, executed and delivered by the Company and each of the other documents relating to this Agreement to which the Company is a party has been duly authorized, executed and delivered by the Company.

              (g) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and in the Registration Statement and the Prospectus (including the issuance and sale of the Stock and the use of proceeds from the sale of the Stock as described under the caption "Use of Proceeds") will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such defaults which, individually or in the aggregate, would not result in a Material Adverse Effect, nor will such actions result in any violation of the provisions of the charter, certificate of designation, by-laws or similar governing document of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act of 1934, as amended (the "Exchange Act") and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

              (h) Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

              (i) Except as described in the Prospectus, the Company has not sold or issued any shares of Common Stock, or Securities that are convertible into Common Stock, during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act.


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              (j) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus that would result in a Material Adverse Effect; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

              (k) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

              (l) To the best knowledge of the Company, KPMG LLP, who have certified certain financial statements of the Company, whose report appears in the Prospectus and who have delivered the initial letter referred to in Section 9(f) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

              (m) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and valid title to all material personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all assets held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

              (n) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is reasonably adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

              (o) The Company and each of its subsidiaries own, license or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others, except as disclosed in the Prospectus or where the failure to so own, license or possess such rights would not, individually or in the aggregate, have a Material Adverse Effect.

              (p) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a Material Adverse Effect; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.


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              (q) There are no contracts, arrangements or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated by reference therein as permitted by the Rules and Regulations.

              (r) No relationship, direct or indirect, exists between or among the Company on the one hand, and any of its former or present directors, officers, stockholders, customers or suppliers on the other hand, which is required to be described in the Prospectus which is not so described.

              (s) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent, which might be expected to have a Material Adverse Effect.

              (t) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in Section 4043 of ERISA) has occurred with respect to any "defined benefit plan" (as defined in
Section 3(35) of ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "defined benefit plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "defined benefit plan" for which the Company has any liability or to which it makes contributions that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

              (u) The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all shown as taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have) a Material Adverse Effect. The are no tax audits presently being conducted which, if determined adversely to the Company or any of its subsidiaries, could have a Material Adverse Effect.

              (v) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities, (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business, or (iv) declared or paid any dividend on its capital stock.

              (w) The Company (i) makes and keeps accurate books and records, and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's general or specific authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

              (x) Neither the Company nor any of its subsidiaries (i) is in violation of its charter, certificate of designation, by-laws or similar governing document, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture,


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mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject.

              (y) Each of the radio stations owned, operated, programmed, or to which sales and marketing services are provided, by the Company and its subsidiaries is validly licensed by the Federal Communications Commission (the "FCC") and no administrative or judicial proceedings are pending before or, to the knowledge of the Company or its subsidiaries, threatened by the FCC with respect to such licenses; the Company and its subsidiaries possess adequate certificates, authorizations, consents, orders, approvals, licenses or permits which are in full force and effect issued by all appropriate governmental agencies or bodies necessary to the ownership of their respective properties and the conduct of the businesses now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority, consent, order, approval, license or permit and the Company and its subsidiaries are in compliance in all material respects with the Communications Act of 1934, as amended, and the rules, regulations and policies of the FCC.

              (z) The Company believes the statistical and market-related data included in the Prospectus are accurate and are based on or derived from reliable sources.

              (aa) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

              (bb) Neither the Company nor any subsidiary is, or, as of the Closing Date after giving effect to the application of the net proceeds as described in the Prospectus, will be, an "investment company" as defined in the Investment Company Act of 1940, as amended.

              (cc) None of the Directed Stock distributed in connection with the Directed Stock Program will be offered or sold outside of the United States.

              (dd) The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder or is exempt therefrom.


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         Section 2. Representations, Warranties and Agreements of the Selling
Stockholders. Each Selling Stockholder severally represents, warrants and agrees that:

              (a) Each Selling Stockholder has, and immediately prior to the First Delivery Date (as defined in Section 5 hereof) each Selling Stockholder will have good and valid title to the shares of Stock to be sold by such Selling Stockholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such shares and payment therefor pursuant hereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

              (b) Each Selling Stockholder has placed in custody under a custody agreement (the "Custody Agreement") with First Union National Bank, as custodian (the "Custodian"), for delivery under this Agreement, certificates in negotiable form (with signature guaranteed by a commercial bank or trust company having an office or correspondent in the United States or a member firm of the New York or American Stock Exchanges) representing the shares of Stock to be sold by such Selling Stockholder hereunder.

              (c) Each Selling Stockholder has duly and irrevocably executed and delivered a power of attorney (the "Power of Attorney") appointing the Custodian and one or more other persons, as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of such Selling Stockholder.

              (d) Each Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement. The execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, (ii) if such Selling Stockholder is not a natural person, the provisions of the charter, by-laws, articles of partnership, deed of trust or similar governing document of such Selling Stockholder, and (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property or assets of such Selling Stockholder. Except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby.

              (e) All information relating to each Selling Stockholder in the Registration Statement and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, does not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the


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
Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

              (f) The Selling Stockholder is not prompted to sell shares of Stock by any information concerning the Company which is not set forth in the Registration Statement and the Prospectus.

              (g) Each Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

         Section 3. Purchase of the Stock by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, (i) the Company agrees to sell 17,500,000 shares of the Firm Stock, (ii) each Selling Stockholder hereby agrees, severally and not jointly, to sell the number of shares of Firm Stock set forth opposite its name on Schedule 2 hereto to the several Underwriters, and (iii) each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Stock set forth opposite that Underwriter's name in Schedule 1 hereto. The respective purchase obligations of the Underwriters with respect to the Firm Stock shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

         In addition, the Company grants to the Underwriters an option to purchase up to 3,268,110 shares of Option Stock. Such option is granted for the purpose of covering over-allotments in the sale of Firm Stock and is exercisable as provided in Section 5 hereof. Shares of Option Stock shall be purchased severally for the account of the Underwriters in proportion to the number of shares of Firm Stock set forth opposite the name of such Underwriters in Schedules 1 hereto. The respective purchase obligations of each Underwriter with respect to the Option Stock shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Stock other than in 100 share amounts.

         The price of both the Firm Stock and any Option Stock shall be $[ ] per share.

         The Company and Selling Stockholders shall not be obligated to deliver any of the Stock to be delivered on any Delivery Date (as hereinafter defined), except upon payment for all the Stock to be purchased on such Delivery Date as provided herein.

         Section 4. Offering of Stock by the Underwriters.

         Upon authorization by the Representatives of the release of the Firm Stock, the several Underwriters propose to offer the Firm Stock for sale upon the terms and conditions set forth in the Prospectus.

         Section 5. Delivery of and Payment for the Stock. Delivery of and payment for the Firm Stock shall be made at the offices of Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, at 10:00 A.M., New York City time, on the fourth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company and the Selling Stockholders shall deliver or cause to be delivered certificates representing the Firm Stock to the Representatives for the account of each Underwriter against payment to or upon the order of the Company and the Selling Stockholders of the purchase price by certified or official bank check or checks payable in or wire transfer in immediately available funds provided, that the amount of such payment shall be reduced by one days' interest on the amount of gross proceeds at the Underwriters' cost of borrowing such funds plus any other expenses associated with such payment of immediately available funds. Time shall be of the essence, and delivery at the time and place


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
specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Stock shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Stock, the Company and the Selling Stockholders shall make the certificates representing the Firm Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

         The option granted in Section 3 will expire 30 days after the date of this Agreement and may be exercised in whole or in part from time to time by written notice being given to the Company by the Representatives. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Representatives, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the shares of Option Stock are delivered are sometimes referred to as a "Second Delivery Date" and the First Delivery Date and any Second Delivery Date are sometimes each referred to as a "Delivery Date."

         Delivery of and payment for the Option Stock shall be made at the place specified in the first sentence of the first paragraph of this Section 5 (or at such other place as shall be determined by agreement between the Representatives and the Company) at 10:00 A.M., New York City time, on such Second Delivery Date. On such Second Delivery Date, the Company shall deliver or cause to be delivered the certificates representing the Option Stock to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Stock shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Stock, the Company shall make the certificates representing the Option Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to such Second Delivery Date.

         Section 6. Further Agreements of the Company. The Company agrees:

              (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

              (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

              (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement) and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance.

              (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

              (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing;

              (f) As soon as practicable after the Effective Date, to make generally available to the Company's security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

              (g) For a period of five years following the Effective Date, to furnish to the Representatives copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

              (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

              (i) For a period of 180 days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc. on behalf of the Underwriters; and to use its reasonable best efforts to cause each stockholder listed on Exhibit A hereto and each officer and director of the Company to furnish to the Representatives, prior to the First Delivery Date, a letter or letters, substantially in the form of Exhibit B hereto, pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case for a period of 180 days from the date of the Prospectus, without the prior written consent of Lehman Brothers Inc. on behalf of the Underwriters;

              (j) To apply for the listing of the Stock on The Nasdaq Stock Market's National Market, and to use its best efforts to complete that listing, subject only to official notice of issuance, prior to the First Delivery Date;

              (k) To apply the net proceeds from the sale of the Stock as set forth in the Prospectus;

              (l) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" as defined in the Investment Company Act of 1940, as amended; and

              (m) In connection with the Directed Stock Program, to ensure that the Directed Stock will be restricted to the extent required by the National Association of Securities Dealers, Inc. or the rules of such association from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement, and Lehman Brothers Inc. will notify the Company as to which Participants will need to be so restricted. At the request of Lehman Brothers Inc., the Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

         Section 7. Further Agreements of the Selling Stockholders. Each Selling Stockholder agrees:

              (a) For a period of 180 days from the date of the Prospectus, not to, directly or indirectly,(1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future
of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock) or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc.

              (b) That the Stock to be sold by such Selling Stockholder hereunder, which is represented by the certificates held in custody for such Selling Stockholder, is subject to the interest of the Underwriters and the other Selling Stockholders thereunder, that the arrangements made by such Selling Stockholder for such custody are to that extent irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated by any act of such Selling Stockholder, by operation of law, by the death or incapacity of any individual Selling Stockholder or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event.

              (c) To deliver to the Representatives prior to the First Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if such Selling Stockholder is a non-United States person) or Form W-9 (if such Selling Stockholder is a United States person.)

         Section 8. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Stock and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement, and any other related documents in connection with the offering, purchase, sale and delivery of the stock; (e) the filing fees incident to securing the review by the National Association of Securities Dealers, Inc. of the terms of sale of the Stock; (f) any applicable listing or other fees; (g) the fees and expenses (not in excess, in the aggregate, of $10,000) of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 6(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters);
(h) all costs and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, incident to the Directed Stock Program; (i) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Stock, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show (i) and (j) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section 8 and in Section 13 the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Stock which they may sell and the expenses of advertising any offering of the Stock made by the Underwriters and the Selling Stockholders shall pay the fees and expenses of counsel to the Selling Stockholders, the Custodian (and any other attorney-in-fact) and any transfer taxes payable in connection with their respective sales of stock to the Underwriters and reimburse the Company for their pro rata share of the fees and expenses paid by the Company in connection with the offering of the Stock.

         Section 9. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Selling Stockholders contained herein, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to each of the following additional terms and conditions:

              (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the

Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

              (b) No Underwriter shall have discovered and disclosed to the Company on or prior to each Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of Rogers & Wells LLP, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

              (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Custody Agreements, the Powers of Attorney, the Stock, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement, and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and the Selling Stockholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

              (d) Kaye, Scholer, Fierman, Hays & Handler LLP shall have furnished to the Representatives their written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                     (i) The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged;

                     (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims and none of such shares of capital stock was issued in violation of preemptive or other similar rights arising by operation of law, under the charter and by-laws of the Company or under any agreement known to such counsel to which the Company or any subsidiary is a party or otherwise;

                     (iii) The shares of the Stock being delivered on such Delivery Date to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor will be duly and validly issued, fully paid and nonassessable;

                     (iv) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel;

                     (v) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                     (vi) The Registration Statement has been declared effective under the Securities Act, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                     (vii) The Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Company prior to such Delivery Date (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need express no belief) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations;

                     (viii) The statements contained in the Prospectus under the captions "Risk Factors -- Government Regulation," "Risk Factors -- Antitrust Matters," "Description of Capital Stock," "Description of Indebtedness, "Certain Federal Income Tax Considerations," "Business -- Antitrust," "Business -- Federal Regulation of Radio Broadcasting," "Business -- FCC Licenses," "Executive Compensation -- Employment Agreement and Arrangements," "Executive Compensation -- Option Plan," "Executive Compensation -- Limitation on Directors' and Officers' Liability," insofar as they describe contracts, agreements or other legal documents or they describe federal statutes, rules and regulations, constitute a fair summary thereof;

                     (ix) To the best of such counsel's knowledge, there are no contracts, arrangements or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated therein as permitted by the Rules and Regulations;

                     (x) This Agreement has been duly authorized, executed and delivered by the Company; and each of the other documents relating to the this Agreement to which the Company is a party has been duly authorized, executed and delivered by the Company;

                     (xi) The issue and sale of the shares of Stock being delivered on such Delivery Date by the Company pursuant to this Agreement and the execution, delivery and compliance by the Company with all of the provisions of this Agreement and each of the other documents to be entered into in connection with and the consummation of the transactions contemplated hereby and in the Registration Statement and the Prospectus (including the issuance and sale of the Stock and the use of proceeds from the sale of the Stock as described under the caption "Use of Proceeds") will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement, license (including FCC Licenses (as hereinafter defined)) or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter, certificate of designation, by-laws or similar governing document of the Company or any of its subsidiaries or any New York or federal statute, rule or regulation (including the Federal Communications Laws (as hereinafter defined)) or any order, judgment or decree known to such counsel; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body (including pursuant to the Communications Act of 1934, as amended and the rules, regulations and administrative orders promulgated thereunder (collectively, the Federal Communications Laws")) is required for the execution, delivery and performance of this Agreement or any of the other documents to be entered into in connection with this Agreement by the Company and the consummation of the transactions contemplated hereby, including the issue, sale and delivery of the Stock to be issued, sold and delivered by the Company hereunder;

                     (xii) Except as described in the Prospectus, to the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act;

                     (xiii) Neither the Company nor any subsidiary is an "investment company" as defined in the Investment Company Act of 1940, as amended;

                     (xiv) The Company and its subsidiaries are the holders of the FCC licenses listed in an attachment to such opinion (the "FCC Licenses"), all of which are in full force and effect, for the maximum term customarily issued, with no material conditions, restrictions or qualifications other than as described in the Prospectus, and to such counsel's knowledge such FCC Licenses constitute all of the commercial radio station licenses necessary for the Company and the subsidiaries to operate their radio stations as described in the Prospectus; and

                     (xv) There are no published or, to such counsel's knowledge, unpublished FCC orders, decrees or rulings outstanding against the Company or any of its subsidiaries or any pending or threatened actions, suits or proceedings against the Company or any of its subsidiaries by or before the FCC that seek to revoke, or if determined adversely to the Company or any of its subsidiaries, would have a material adverse effect on the Company and its subsidiaries taken as whole or would result in a revocation or nonrenewal of, any of the FCC Licenses, other than as disclosed in the Registration Statement or Prospectus.

         In rendering such opinion, such counsel may state that their opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware. Such opinion shall also be to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement and (y) based on the foregoing, no facts have come to the attention of such counsel which lead them to believe that the Registration Statement (except for the financial statements and financial schedules and other financial, statistical and market data included therein, as to which such counsel need express no belief) as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (except as stated above) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than as set forth in clause (viii) above).

              (e) Kaye, Scholer, Fierman, Hays & Handler LLP (with respect to Messrs. Pablo Raul Alarcon, Sr., Raul Alarcon, Jr. and Jose Grimalt) and such other counsel or counsels reasonably acceptable to the Representatives (with respect to each other Selling Stockholder listed on Schedule 2 hereto), shall have each furnished to the Representatives its written opinion, as counsel to each such Selling Stockholder, addressed to the Underwriters and dated the First Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                     (i) Such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement; the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any New York or Federal statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, (ii) if such selling stockholder is not a natural person, the charter or by-laws, the articles of partnership, the deed of trust or similar governing document of such Selling Stockholder; and (iii) any order, judgment or decree known to such counsel. Except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby;

                     (ii) This Agreement has been duly authorized (if such Selling Stockholder is not a natural person), executed and delivered by or on behalf of such Selling Stockholder;

                     (iii) A Power-of-Attorney and a Custody Agreement have been duly authorized (if such Selling Stockholder is not a natural person), executed and delivered by such Selling Stockholder and constitute valid and binding agreements of such Selling Stockholder, enforceable in accordance with their respective terms;

                     (iv) Immediately prior to the First Delivery Date, such Selling Stockholder had good and valid title to the shares of Stock to be sold by such Selling Stockholder under this Agreement, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver such shares to be sold by such Selling Stockholder hereunder; and

                     (v) Good and valid title to the shares of Stock to be sold by such Selling Stockholder under this Agreement, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters.

         In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of New York and the State of Delaware and [insert description of law (e.g., corporate, partnership, trust, etc.) of the jurisdiction in which the selling stockholder is organized (e.g., "the General Corporation Law of the State of Delaware")] and (ii) in rendering the opinion in
Section 9(d)(iv) above, rely upon a certificate of such Selling Stockholder in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on the shares of Stock sold by such Selling Stockholder, provided that such counsel shall furnish copies thereof to the Representatives and state that it believes that both the Underwriters and it are justified in relying upon such certificate. Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated the First Delivery Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to such Selling Stockholder in connection with the preparation of the Registration Statement, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact relating to such Selling Stockholder or omitted to state such a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact relating to such Selling Stockholder or omits to state such a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus.

              (f) The Representatives shall have received from Rogers & Wells LLP, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

              (g) At the time of execution of this Agreement, the Representatives shall have received from each of KPMG LLP and PricewaterhouseCoopers LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

               (h) With respect to the letters of each of KPMG LLP and Pricewaterhouse Coopers LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the "initial letters"), the Company shall have furnished to the Representatives letters (the "bring-down letters") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letters (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firms with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.

              (i) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that:

                     (i) The representations, warranties and agreements of the Company in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 9(a), 9(k) and 9(l) have been fulfilled; and

                     (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and
(B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

              (j) Each Selling Stockholder (or the Custodian or one or more attorneys-in-fact on behalf of the Selling Stockholders) shall have furnished to the Representatives on the First Delivery Date a certificate, dated the First Delivery Date, signed by, or on behalf of, such Selling Stockholder (or the Custodian or one or more attorneys-in-fact) stating that the representations, warranties and agreements of such Selling Stockholder contained herein are true and correct as of the First Delivery Date and that such Selling Stockholder has complied with all agreements contained herein to be performed by such Selling Stockholder at or prior to the First Delivery Date.

              (k) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus (A) any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (B) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (A) or (B), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

              (l) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

              (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Stock Market's National Market or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

              (n) The Nasdaq Stock Market's National Market shall have approved the Stock for listing, subject only to official notice of issuance.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

         Section 10. Indemnification and Contribution.

              (a) The Company and Alarcon Holdings, Inc., a New York corporation, SBS of Greater New York, Inc., a New York corporation, Spanish Broadcasting System of Florida, Inc., a Florida corporation, Spanish Broadcasting System, Inc., a New Jersey corporation, Spanish Broadcasting System of Greater Miami, Inc., a Delaware corporation, Spanish Broadcasting System of Illinois, Inc., a Delaware corporation and Spanish Broadcasting System of San Antonio, Inc., a Delaware corporation (collectively, the "Principal Subsidiaries"), jointly and severally, shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company and the Principal Subsidiaries shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Principal Subsidiaries shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 10(f); provided, further however, that the Company and the Principal Subsidiaries shall not be liable to any Underwriter under the agreement in this subsection 10(a) with respect to any Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Stock to a person as to whom there was not sent or given, at or prior to written confirmation of such sale, a copy of the

Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Securities Act if the Company previously furnished copies thereof in the quantity requested in accordance with Section 6(c) hereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Prospectus and corrected in the Prospectus or the Prospectus as then amended or supplemented. The foregoing indemnity agreement is in addition to any liability which the Company and the Principal Subsidiaries may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

         The Company and the Principal Subsidiaries, jointly and severally, agree to indemnify and hold harmless Lehman Brothers Inc. (including its officers and employees) and each person, if any, who controls Lehman Brothers Inc. within the meaning of the Securities Act ("Lehman Brothers Entities"), from and against any loss, claim, damage or liability or any action in respect thereof to which any of the Lehman Brothers Entities may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) the failure of any Participant to pay for and accept delivery of the Directed Stock sold pursuant to the Directed Stock Program which, immediately following the effectiveness of the Registration Statement, were subject to a properly confirmed agreement to purchase or (ii) the Directed Stock Program, provided that, the Company and the Principal Subsidiaries shall not be responsible under this subparagraph (ii) for any loss, claim, damage, liability or action that is finally judicially determined to have resulted from the gross negligence or willful misconduct of the Lehman Brothers Entities. The Company and the Principal Subsidiaries, jointly and severally, shall reimburse the Lehman Brothers Entities promptly upon demand for any legal or other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.

              (b) Each of the Selling Stockholders, severally and not jointly, shall indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, but only to the extent that the untrue statement or alleged untrue statement was made in reliance upon and in conformity with information furnished to the Company by such Selling Stockholder, (ii) the omission or alleged omission to state in any Preliminary Prospectus, Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company by such Selling Stockholder, or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Selling Stockholders shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling

Stockholders shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 10(f); provided, however, that in no event shall any Selling Stockholder be liable in an amount in excess of the gross proceeds to be received by such Selling Stockholder from the sale of Stock hereunder. The foregoing indemnity agreement is in addition to any liability which the Selling Stockholders may otherwise have to any Underwriter or any officer, employee or controlling person of that Underwriter.

              (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

              (d) Promptly after receipt by an indemnified party under this
Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company, the Principal Subsidiaries or the Selling Stockholders under this

Section 10 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company, the Principal Subsidiaries or the Selling Stockholders, as the case may be. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to Section 10(a) hereof in respect of such claim or action, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the fees and expenses of not more than one separate firm (in addition to any local counsel) for the Lehman Brothers Entities for the defense of any loss, claim, damage, liability or action arising out of the Directed Stock Program. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

              (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, the Principal Subsidiaries and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Principal Subsidiaries and the Selling Stockholders on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Principal Subsidiaries and the Selling Stockholders on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company, the Principal Subsidiaries and the Selling Stockholders, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the shares of the Stock purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Stock under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Principal Subsidiaries and the Selling Stockholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Company shall be deemed to be also for the benefit of the Principal Subsidiaries and information supplied by the Company shall also be deemed to have been supplied by the Principal Subsidiaries. The Company, the Principal Subsidiaries and the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.

              (f) The Underwriters severally confirm and the Company acknowledges that the statements with respect to the public offering of the Stock by the Underwriters set forth on the cover page of, the legend concerning over-allotments on the inside front cover page of and the concession and reallowance figures appearing under the caption "Underwriting" in, the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

         Section 11. Defaulting Underwriters.

         If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Stock which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Stock set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 or
Schedule 2 hereto bears to the total number of shares of the Firm Stock set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 or Schedule 2 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Stock on such Delivery Date if the total number of shares of the Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Stock to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Stock which it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Stock to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Stock) shall terminate without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 13. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 or 2 hereto who, pursuant to this Section 11, purchases which a defaulting Underwriter agreed but failed to purchase.

         Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Stock of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

         Section 12. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company and the Selling Stockholders prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 9(k), 9(l) or 9(m), shall have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

         Section 13. Reimbursement of Underwriters' Expense. If the Company or any Selling Stockholder shall fail to tender the Stock for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company or the Selling Stockholders to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company or the Selling Stockholders is not fulfilled, the Company and the Selling Stockholders, jointly and severally, will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company and the Selling Stockholders, jointly and severally, shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 11 by reason of the default of one or more Underwriters, neither the Company nor the Selling Stockholders shall be obligated to reimburse any defaulting Underwriter on account of those expenses.

         Section 14. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

              (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax:
212-526-6588), with a copy, in the case of any notice pursuant to Section 10(d), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 3 World Financial Center, 10th Floor, New York, NY 10285;

              (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Raul Alarcon, Jr. (Fax: (305) 444-2179; provided, however, that any notice to an Underwriter pursuant to Section 10(d) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. on behalf of the Representatives.

              (c) if to any Selling Stockholder, shall be delivered or sent by mail, telex or facsimile transmission to such Selling Stockholder at the address set forth on Schedule 3 hereto.

         Section 15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Stockholders and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Selling Stockholders contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         Section 16. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Principal Subsidiaries, the Selling Stockholders and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         Section 17. Definition of the Terms "Business Day" and "subsidiary". For purposes of this Agreement, (a) "business day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

         Section 18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

         Section 19. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         Section 20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         If the foregoing correctly sets forth the agreement between the Company, the Principal Subsidiaries, the Selling Stockholders and the Underwriters, please indicate your acceptance in the space provided for that purpose below.



                                         Very truly yours,

                                         SPANISH BROADCASTING SYSTEM, INC.


                                         By  /s/ Raul Alarcon Jr.
                                             -----------------------------------
                                             Name: Raul Alarcon Jr.
                                             Title: President


                                         SPANISH BROADCASTING SYSTEM, INC.
                                         (a New Jersey corporation)


                                         By  /s/ Raul Alarcon Jr.
                                             -----------------------------------
                                             Name: Raul Alarcon Jr.
                                             Title: President


                                         SPANISH BROADCASTING SYSTEM OF
                                         GREATER MIAMI, INC.

                                         By  /s/ Raul Alarcon Jr.
                                             -----------------------------------
                                             Name: Raul Alarcon Jr.
                                             Title: President


                                         SPANISH BROADCASTING SYSTEM OF
                                         ILLINOIS, INC.

                                         By  /s/ Raul Alarcon Jr.
                                             -----------------------------------
                                             Name: Raul Alarcon Jr.
                                             Title: President


                                         SPANISH BROADCASTING SYSTEM OF
                                         SAN ANTONIO, INC.


                                         By  /s/ Raul Alarcon Jr.
                                             -----------------------------------
                                             Name: Raul Alarcon Jr.
                                             Title: President

                                          ALARCON HOLDINGS, INC.


                                          By  /s/ Raul Alarcon Jr.
                                             -----------------------------------
                                             Name: Raul Alarcon Jr.
                                             Title: President



                                          SBS OF GREATER NEW YORK, INC.


                                          By  /s/ Raul Alarcon Jr.
                                             -----------------------------------
                                             Name: Raul Alarcon Jr.
                                             Title: President



                                          SPANISH BROADCASTING SYSTEM OF
                                          FLORIDA, INC.


                                          By  /s/ Raul Alarcon Jr.
                                             -----------------------------------
                                             Name: Raul Alarcon Jr.
                                             Title: President

                                The Selling Stockholders named in Schedule 2 to this Agreement


                                By              Raul Alarcon Jr.
                                    --------------------------------------------
                                    Attorney-in-Fact


Accepted:

LEHMAN BROTHERS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto

By LEHMAN BROTHERS INC.


By            Elizabeth Satin
   -------------------------------------
         Authorized Representative

                                   SCHEDULE 1


                                                   Number of Shares of Firm
Underwriters                                        Stock to be Purchased
                                                   ------------------------
Lehman Brothers Inc............................           11,107,400
Merrill Lynch, Pierce, Fenner &                           7,155,000
  Smith Incorporated...........................
Bear, Stearns & Co. Inc.                                   300,000
BancBoston Robertson Stephens Inc.                         300,000
Deutsche Bank Securities Inc.                              300,000
Lazard Freres & Co. LLC                                    300,000
Morgan Stanley & Co. Incorporated                          300,000
Prudential Securities Incorporated                         300,000
Salomon Smith Barney Inc.                                  300,000
Wasserstein Perella Securities, Inc.                       300,000
Gabelli & Company, Inc.                                    150,000
First Union Securities, Inc.                               150,000
Neuberger & Berman, LLC                                    150,000
Raymond James & Associates, Inc.                           150,000
Sutro & Company Incorporated                               150,000
The Chapman Company                                         75,000
Chatsworth Securities LLC                                   75,000
Guzman & Company                                            75,000
Pryor, McClendon, Counts & Co., Inc.                        75,000
Ramirez & Co., Inc.                                         75,000


Total..........................................           21,787,400

                                   SCHEDULE 2


                                                            Number of Shares of Firm
Selling Stockholder                           Address        Stock to be Purchased
-------------------                           -------       ------------------------
Pablo Raul Alarcon, Sr.                                               750,000
Raul Alarcon, Jr.                                                   1,750,000
Jose Grimalt                                                           60,000
The Mainstay Funds, on Behalf of its                                1,614,400
High Yield Corporate Bond Fund Series
The Mainstay VP Series Fund, Inc.,                                    107,950
on Behalf of its High Yield
Corporate Bond Portfolio
Davis Intermediate Investment Grade                                     5,050
Bond Fund
Total................................                               4,287,400

                                                                       Exhibit A


                     STOCKHOLDERS EXECUTING LOCK-UP LETTERS



Pablo Raul Alarcon, Sr.
Raul Alarcon, Jr.
Luis Diaz-Albertini
Joseph A. Garcia
Jose Grimalt
Arnold Sheiffer

                                                                       Exhibit B


                            LOCK-UP LETTER AGREEMENT


LEHMAN BROTHERS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

As Representatives of the several
  Underwriters named in Schedule 1,
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Dear Sirs:

         The undersigned understands that you and certain other firms propose to enter into an Underwriting Agreement (the "Underwriting Agreement") providing for the purchase by you and such other firms (the "Underwriters") of shares (the "Shares") of Class A Common Stock, par value $.0001 per share (the "Common Stock"), of Spanish Broadcasting System, Inc., a Delaware corporation (the "Company"), and that the Underwriters propose to reoffer the Shares to the public (the "Offering").

         In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc., on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock (other than the Shares) owned by the undersigned on the date of execution of this Lock-Up Letter Agreement or on the date of the completion of the Offering, or
(2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause
(1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, for a period of 180 days after the date of the final Prospectus relating to the Offering.

         In furtherance of the foregoing, the Company and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

         It is understood that, if the Company notifies you that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, we will be released from our obligations under this Lock-Up Letter Agreement.

         The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

         Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                       Very truly yours,


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


Dated:
       ----------------------


                                       2